UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  July 24, 2003
             -------------------------------------------------------
                Date of Report (Date of earliest event reported)



                             INVESTORS TITLE COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



     North Carolina                   0-11774                   56-1110199
----------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
Incorporation or Organization)       File Number)            Identification No.)



                            121 North Columbia Street
                        Chapel Hill, North Carolina 27514
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (919) 968-2200
              -----------------------------------------------------
               Registrant's telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished as part of this report, where indicated:

         (c)  Exhibits.

            Exhibit No.   Description
            ----------    -----------

            99.1 Press release issued by Investors Title Company dated July 24, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished under Item 9, "Regulation FD Disclosure", rather than under Item 12, "Disclosure of Results of Operations and Financial Condition."

      Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Title Company, dated July 24, 2003, reporting Investors Title Company's financial results for the fiscal quarter ended June 30, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INVESTORS TITLE COMPANY


Date:  July 24, 2003                By:    /s/ J. Allen Fine
                                           -----------------
                                           J. Allen Fine
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.             Description
----------              -----------

99.1                    Press release issued by Investors Title Company dated
                        July 24, 2003.